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                                                                   EXHIBIT 10.45




                              THIRD AMENDMENT TO
                          REVOLVING CREDIT AGREEMENT
                                      AND
                      FIRST AMENDMENT TO PLEDGE AGREEMENT
                      -----------------------------------

     THIS THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Third Amendment") is made and entered into as of the 27th day of January, 1997, by and among EASTERN ENVIRONMENTAL SERVICES, INC., a Delaware corporation (the "Parent"), its Subsidiaries listed on the signature pages hereto (the Parent and such Subsidiaries herein collectively referred to as the "Borrowers" and, individually, as a "Borrower"), each of which Borrowers having its principal place of business at 1000 Crawford Place, Mount Laurel, New Jersey 08054 and THE FIRST NATIONAL BANK OF BOSTON ("FNBB"), a national banking association having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110, BANK OF AMERICA ILLINOIS, an Illinois banking corporation having its head office at 231 South LaSalle Street, Chicago, Illinois 60697 ("B of A") and such banks or other financial institutions which become a party hereto (each a "Bank," and, collectively, the "Banks"), and FNBB as Agent for the Banks (the "Agent").

     WHEREAS, the Borrowers, the Banks and the Agent have entered into a Revolving Credit Agreement dated as of September 25, 1996 and amended by a First Amendment to Revolving Credit Agreement dated as of November 14, 1996 and a Second Amendment to Revolving Credit Agreement dated as of November 26, 1996 (as further amended and in effect from time to time, the "Credit Agreement") pursuant to which the Banks extended credit to the Borrowers on the terms set forth therein;

     WHEREAS, the Banks and the Borrowers have agreed to amend the Credit Agreement as hereinafter set forth;

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.   DEFINITIONS.  Capitalized terms used herein without definition have
          -----------
the meanings ascribed to them in the Credit Agreement.

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                                      -2-

     2.   AMENDMENT TO SCHEDULE 1 OF THE CREDIT AGREEMENT. SCHEDULE 1 to the
          --------- -- -------- - -- --- ------ ---------
Credit Agreement is hereby amended to add R&A Bender, Inc. ("Bender") Bayside of Marion, Inc. ("Bayside"), Eastern Waste of L.I., ("Eastern L.I."), and Eastern Container Corporation ("ECC") each as a Subsidiary of the Parent and as a Borrower. An amended and restated SCHEDULE 1 is attached to this Third Amendment. The Borrowers represent and warrant that the entities listed on
SCHEDULE 1 hereto are all of the Subsidiaries of the Parent, and that each such Subsidiary which is not identified as an inactive Subsidiary is a Borrower.


     3.   AMENDMENT TO (S)1.1 OF THE CREDIT AGREEMENT. The following definitions
          --------- -- ------ -- --- ------ ---------
appearing in (S)1.1 of the Credit Agreement are hereby deleted in their entirety and the following substituted in place thereof:

          "COMMITMENT PERCENTAGE. With respect to each Bank, the percentage set
           ---------- ----------
     forth beside its name below (subject to adjustment upon any assignments pursuant to (S)18):

                    Bank                          Percentage
                    ----                          ----------
                    FNBB                                60%
                    B of A                              40%."

          "Performa EBITDA. For any twelve month period, the Consolidated Net
           -------- ------
     Income (or Deficit) of the Borrowers determined in accordance with GAAP, provided that, with respect to any Subsidiary (other than R & A Bender, Inc. ("Bender") or the Waste Services Companies (as defined in (S)7 of the Third Amendment to the Credit Agreement) acquired within the past twelve months or to be acquired, the calculation of Consolidated Net Income (or Deficit) for the period prior to such Subsidiary's acquisition may include reference to such Subsidiary's historical financial statements (which have been reviewed and analyzed by the Parent in accordance with its standard due diligence practices and which are in form and substance satisfactory to the Banks) as such statements may be adjusted by agreement between the Banks and the Borrowers as if such Subsidiary had been owned for those twelve months, plus (a) interest expense, (b) income taxes, (c) depreciation and landfill depletion expense, and (d) amortization expense, to the extent that each of the same has been deducted in calculating such Consolidated Net Income (or Deficit), plus the following amounts relating to Bender (e) $4,400,000 for the fiscal quarter ending December 31, 1996,
     (f) $3,200,000 for the fiscal quarter ending March 31, 1997, (g) $2,000,000 for the fiscal quarter ending June

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                                      -3-

     30, 1997, and (h) $800,000 for the fiscal quarter ending September 30, 1997, plus the following amounts relating to the Waste Services Companies;
     (i) $3,150,000 for the fiscal quarter ending March 31, 1997, (j) $2,100,000 for the fiscal quarter ending June 30, 1997, and (k) $1,050,000 for the fiscal quarter ending September 30, 1997, but excluding onetime charges of not more than (x) $2,820,000 relating to the change of control onetime charges taken in the fiscal quarter ended June 30, 1996 and (y) $1,857,000 relating to pooling charges for the acquisition of Super Kwik taken in the fiscal quarter ended September 30, 1996."

     4.   AMENDMENT TO (S)2.1 OF THE CREDIT AGREEMENT. Section 2.1 of the Credit
          --------- -- ------ -- --- ------ ---------
Agreement is hereby amended to delete the amount "$30,000,000" appearing in the first sentence thereof and to substitute the amount "$50,000,000" in place thereof.

     5.   AMENDMENT TO (S)7.1(F) OF THE CREDIT AGREEMENT. Section 7.1(f) of the
          --------- -- --------- -- --- ------ ---------
Credit Agreement is hereby deleted in its entirety and the following substituted in place thereof:

          "(f) Indebtedness of the Borrowers incurred after September 25, 1996, provided that the aggregate principal amount of such Indebtedness of the Borrowers shall not exceed $10,000,000 at any one time; and"

     6.   FIRST AMENDMENT TO PLEDGE AGREEMENT. By executing this Third Amendment
          ----- --------- -- ------ ---------
where indicated below, each of Bender, Bayside, Eastern L.I., and ECC (i) hereby grants to the Agent for the benefit of the Banks, to secure the payment and performance of the Obligations, all of such Borrower's right title and interest in all Collateral (as defined in the Pledge Agreement), and (ii) agrees to be bound by the terms and conditions of the Pledge Agreement as if it were an original party thereto.

     7.   CONSENT TO WASTE SERVICES INC. ACQUISITION. Any Event of Default which
          ------- -- ----- -------- ---- -----------
would otherwise occur under subclause (e) of (S)7.4 of the Credit Agreement as a result of the transaction described in the Agreement and Plan of Reorganization (the "Plan of Reorganization") dated as of 23 October, 1996 by and among Waste Services, Inc., N.Y. Waste Services, Inc., L.I. Waste Services, Inc., KC Waste Services, Inc., Curbside Leasing, Inc., (collectively, the "Waste Services Companies") Eastern Environmental Services, Inc., Eastern Waste of New York, Inc., Eastern L.I. and ECC and the individuals and entities set forth on the signature page thereto under the heading "Shareholders", is hereby waived, provided that (a) the aggregate purcha se price paid in connection

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                                      -4-

therewith shall not exceed $27,000,000, and (b) the Borrowers shall comply with all other provisions of (S)7.4 of the Credit Agreement.

     8.   RATIFICATION, ETC. Except as expressly amended hereby, the Credit
          ------------- ----
Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Third Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Third Amendment. This Third Amendment and the Pledge Agreement shall hereafter be read and construed together as a single document, and all references in the Pledge Agreement or any related agreement or instrument to the Pledge Agreement shall hereafter refer to the Pledge Agreement as amended by this Third Amendment.

     9.   GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED
          --------- ---
IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

     10.  COUNTERPARTS.  This Third Amendment may be executed in any number of
          ------------
counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Banks.

     11.  EFFECTIVENESS.  This Third Amendment shall become effective upon the
          -------------
satisfaction of each of the following conditions:

          (i) This Third Amendment shall have been executed and delivered by the respective parties hereto;

          (ii) Each of the Banks shall have received and executed original amendment and restatement of such Bank's Revolving Credit Note in form and substance satisfactory to such Bank;

          (iii) The Agent shall have received the certified directors' resolutions of each of the Borrowers satisfactory to the Agent authorizing the execution and delivery of the amended and restated

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                                      -5-

     Notes and this Third Amendment, and otherwise authorizing this Third Amendment and all related documents;

          (iv) The Banks shall have received opinions of counsel to the Borrowers as to the due authorization and enforceability of this Third Amendment, the amended and restated Notes to be issued to the Banks pursuant to (S)7(ii) hereof, the due organization, legal existence, and good standing of Bender, Bayside, Eastern L.I., and ECC, and all other matters as the Banks may reasonably request;

          (v) The Agent shall have received a certificate of the Secretary or Assistant Secretary of each of Bender, Bayside, Eastern L.I., and ECC regarding the charter documents of such Borrower and the incumbency of the officers of such Borrower;

          (vi) The Agent shall have received the certificates for all of the issued and outstanding shares of each of Bender, Bayside, Eastern L.I., and ECC, together with stock powers endorsed in blank;

          (vii) The Agent shall have received an amendment fee of $50,000, $25,000 of which shall be payable to each Bank;

     12.  ENTIRE AGREEMENT. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AS
          ------ ---------
AMENDED REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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     IN WITNESS WHEREOF, the undersigned have duly executed this Third Amendment under seal as of the date first set forth above.

                              THE BORROWERS:
                              -------------

                              EASTERN ENVIRONMENTAL SERVICES, INC.


                              By:  /s/ Gregory M. Krzemien
                                   --------------------------------------------
                              Title: Chief Financial Officer and Treasurer
                                     ------------------------------------------


                              SUPER KWIK, INC.


                              By:  /s/ Gregory M. Krzemien
                                   --------------------------------------------
                              Title: Chief Financial Officer and Treasurer
                                     ------------------------------------------


                              PULAKSI GRADING, INC.


                              By:  /s/ Gregory M. Krzemien
                                   --------------------------------------------
                              Title: Chief Financial Officer and Treasurer
                                     ------------------------------------------


                              CAROLINA GRADING, INC.


                              By:  /s/ Gregory M. Krzemien
                                   --------------------------------------------
                              Title: Chief Financial Officer and Treasurer
                                     ------------------------------------------


                              S&S GRADING, INC.


                              By:  /s/ Gregory M. Krzemien
                                   --------------------------------------------
                              Title: Chief Financial Officer and Treasurer
                                     ------------------------------------------


                              ALLIED WASTE SERVICES, INC.


                              By:  /s/ Gregory M. Krzemien
                                   --------------------------------------------
                              Title: Chief Financial Officer and Treasurer
                                     ------------------------------------------
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                              OLNEY SANITARY SYSTEM, INC.


                              By:  /s/ Gregory M. Krzemien
                                   --------------------------------------------
                              Title: Chief Financial Officer and Treasurer
                                     ------------------------------------------


                              EASTERN WASTE OF NEW YORK, INC.


                              By:  /s/ Gregory M. Krzemien
                                   --------------------------------------------
                              Title: Chief Financial Officer and Treasurer
                                     ------------------------------------------


                              R&A BENDER, INC.


                              By:  /s/ Gregory M. Krzemien
                                   --------------------------------------------
                              Title: Chief Financial Officer and Treasurer
                                     ------------------------------------------


                              BAYSIDE OF MARION, INC.


                              By:  /s/ Gregory M. Krzemien
                                   --------------------------------------------
                              Title: Chief Financial Officer and Treasurer
                                     ------------------------------------------


                              EASTERN WASTE OF L.I., INC.


                              By:  /s/ Gregory M. Krzemien
                                   --------------------------------------------
                              Title: Chief Financial Officer and Treasurer
                                     ------------------------------------------


                              EASTERN CONTAINER CORPORATION


                              By:  /s/ Gregory M. Krzemien
                                   --------------------------------------------
                              Title: Chief Financial Officer and Treasurer
                                     ------------------------------------------

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                                      -8-

                              THE BANKS:
                              ----------


                              BANK OF AMERICA ILLINOIS

                                   /s/ Bruce A. Simons
                              By: _______________________________________

                                       Senior Vice President
                              Title: ____________________________________


                              THE FIRST NATIONAL BANK OF BOSTON,
                              INDIVIDUALLY AND AS AGENT

                                    /s/ Ann E. Howard
                              By: _______________________________________

                                          Division Executive
                              Title: ____________________________________